UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2006

Technical Olympic USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 7, 2006, Technical Olympic USA, Inc. (the "Registrant") issued a press release (the "Press Release") concerning the receipt from Deutsche Bank Trust Company Americas of letters addressed to the Registrant and its subsidiary, TOUSA Homes L.P., demanding payment under certain guaranties entered into in connection with the issuance of debt to the Registrant’s unconsolidated Transeastern joint venture. The Press Release also notes that the Registrant expects to file a Form 12b-25 with the Securities and Exchange Commission in order to extend the filing due date for its Quarterly Report on Form 10-Q for the third quarter ended September 30, 2006 and provides certain information concerning the Registrant's earnings conference call and webcast and when the Registrant expects to issue its earnings press release for the quarter ended September 30, 2006. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) 99.1 Press Release, dated November 7, 2006, of Technical Olympic USA, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Olympic USA, Inc.

November 7, 2006	By:	/s/ Randy L. Kotler

Name: Randy L. Kotler
Title: Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 7, 2006, of Technical Olympic USA, Inc